Exhibit No. 10.41


                         AMENDMENT NO. 2
                             TO
                    ENERGY RESEARCH CORPORATION
                  SECTION 423 STOCK PURCHASE PLAN

Energy Research Corporation, a New York corporation (the "Corporation"), hereby adopts the following Amendment No. 2 to the Energy Research Corporation Section 423 Stock Purchase Plan, effective as of April 10, 1996:

     1. The Preamble Paragraph is amended by replacing the first sentence with the following:

           "The purpose of the Plan is to provide employees an opportunity to purchase stock of Energy Research Corporation through offerings to be made during the period commencing January 1, 1993 and ending January 1, 2001."


      Executed effective as of the date set forth above.

                              ENERGY RESEARCH CORPORATION


                              By: /s/ Louis P. Barth
                                 ---------------------
                                 Name:  Louis P. Barth
                                 Title: Senior Vice President
                                 Chief Financial Officer
                                 Treasurer and Secretary